UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2005

THE COAST DISTRIBUTION SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9511	94-2490990
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

350 Woodview Avenue, Morgan Hill, California	95037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 782-6686

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE

On December 9, 2005, The Coast Distribution System, Inc. issued a press release reporting that its Board of Directors had authorized the Company to purchase up to an additional $1.2 million of its shares of common stock, pursuant to its previously announced stock buyback program, when opportunities to make such additional purchases at attractive prices become available. The stock buyback program, which was adopted in July 2005 and initially authorized the Company to purchase up to $1.5 million of its shares, provides for share purchases to be made in open market and private transactions in accordance within applicable Securities Exchange Commission rules. So far the Company has purchased, pursuant to the stock buyback program, a total of 276,000 shares of its common stock for an aggregate purchase price of $1,410,000.

As stated in its press release, the Company is under no obligation to repurchase additional shares under the stock buyback program and the timing, actual number and value of shares that may be repurchased under this program will depend on a number of factors, including the Company’s future financial performance and available cash resources, prevailing market prices of its common stock and the number of shares that become available for sale at prices that the Company believes are attractive. For these reasons, as well as others, there can be no assurance that the Board of Directors will not decide to suspend purchases of shares under the stock buyback program or terminate the program altogether.

The foregoing description of the contents of the press release is qualified by reference to that press release, in its entirety, a copy of which is attached hereto as Exhibit 99.1 and which, by this reference, is incorporated in full into this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

The following exhibit is filed as part of this report:

Exhibit No.	Description
99.1	Press Release issued December 9, 2005 announcing $1.2 million increase in The Coast Distribution System’s stock buyback program

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE COAST DISTRIBUTION SYSTEM, INC.

Dated: December 12, 2005	By:	/s/ SANDRA A. KNELL
Sandra A. Knell, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release issued December 9, 2005 announcing $1.2 million increase in The Coast Distribution System’s stock buyback program

E-1